Realignment Obligations	12 Months Ended
Mar. 31, 2012
Realignment Obligations
Realignment Obligations

15. Realignment Obligations

Effective April 1, 2012, ATK commenced operations in a three-group structure (“groups”). The three-group structure will maximize efficiency, reduce cost, support customer needs, leverage the Company’s investments and improve overall agility within its markets.  For further discussion, see Note 16.  In conjunction with this realignment, ATK incurred realignment charges in the fourth quarter of fiscal 2012.  The charges relate primarily to termination benefits offered to employees, asset impairment charges, and costs associated with the closure of certain facilities.  The composition of these charges was as follows:

Termination benefits	$7,313
Asset impairment	978
Facility closure and other costs	675
Total	$8,966

The following table summarizes ATK’s realignment liability activity during fiscal 2012 related to the termination benefits and facility closure and other costs:

	Termination Benefits	Asset Impairment	Facility Closure and Other Costs	Total
Balance at March 31, 2011	$—	$—	$—	$—
Expense	7,313	978	675	8,966
Cash paid	—	—	(272)	(272)
Non-cash settlements	(165)	(978)	(378)	(1,521)
Balance at March 31, 2012	$7,148	$—	$25	$7,173

ATK expects to liquidate the majority of the remaining liability during fiscal 2013.

The fiscal 2012 realignment charges were recorded at Corporate and have been allocated between Cost of Sales and Operating Expenses in the Consolidated Income Statements based on the nature of the expense.  These costs were reflected in Corporate in order to provide greater clarity on the operating results of the other business segments which are evaluated for incentive purposes based on their performance excluding these charges.  ATK does not anticipate incurring material realignment costs associated with the realignment beyond those incurred in fiscal 2012.